Financial Instruments (Narrative) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of risk management strategy related to hedge accounting [line items]
Description of sensitivity analysis exchange rate	A strengthening of the dollar exchange rate by 5% – 10% against the following currencies and change of the CPI in rate of 1% – 2% would have increased (decreased) the net income or net loss and the equity by the amounts
LIBOR interest rate description	A change of 1.0% – 2% in the SOFR interest rate at reporting date
Fair value of capped call	$ 15,000	$ 0
Level 3 [Member]
Disclosure of risk management strategy related to hedge accounting [line items]
Fair value of long-term investment	$ 0	$ 0